Exhibit 99.1

APAC CUSTOMER SERVICES, INC. Kaufman Brothers Conference September 6, 2006 George H. Hepburn, SVP & CFO

Forward-Looking Statements Certain statements, including discussions of the Company's expectations for 2006 and beyond, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks, uncertainties and other factors, which may cause actual events and results to differ materially from historical results or the future results expressed or implied by the forward-looking statements.  Please refer to the Company's Annual Report on Form 10-K for the year ended January 1, 2006 and the Company's Quarterly Reports on Form 10-Q for the quarters ended April 2, 2006 and July 2, 2006 for a description of the factors that could cause such results to differ.  The Company intends its forward-looking statements to speak only as of the date made and undertakes no obligation to update or revise any forward-looking statements.  To supplement the Company's consolidated financial statements presented in accordance with GAAP, the Company uses certain measures defined as non-GAAP financial measures by the SEC.  Information regarding the reconciliation of the non-GAAP measures used in this presentation to our GAAP results are contained in the appendix and are also available on our website at http://www.apaccustomerservices.com and through the SEC.

Investment Highlights Focused on Growing Value-Added Business to Maximize Shareholder Returns Strong, stable client portfolio of Fortune 500 companies and other industry leaders Pure play provider of in-bound customer care services Attacking large, under-penetrated market Strong, experienced management team Shift toward higher margin business model powering earnings growth Strategy in place to drive profitable revenue growth

Company Overview Leading provider of customer care services and solutions Delivers highly customized inbound customer care services on behalf of Fortune 500 clients that involve communicating with a client’s customers and managing situations unique to each targeted industry Capacity as of 7/2/06: Centers No. of Seats Domestic 11 5,163 Off-shore 2 1,419 Headquarters: Deerfield, Illinois 8,071 employees

Customer Care Industry Evolution Clients facing intense competition Pressure to contain costs and preserve margins Addressing privacy and security issues Emergence of non-cyclical verticals Demand for more complex applications DNC legislation Commoditization of outbound services Capacity rationalization Growing availability of educated labor pool offshore Technology advancements Advent of BPO market Outsourcing of basic back office functions Early customer care market Telemarketing Outbound campaigns Early Adoption Growing Acceptance

Large and Growing Customer Care Market (1) Source: FBR Research Report, 6/14/06 ($/billion) 2005 2010 Outsourcing of customer care services expected to increase from 17% in 2005 to 25% in 2010 Growth expected in healthcare, financial services, retail, government (1) Includes (a) inbound & outbound consumer calls related to customer services inquiries; (b) technical support for software; (c) corporate help desk services; (d) customer relationship management services; & (e) consulting services for in-house customer care operations. 92.2 270.5 In house Outsourced 251.1 51.4 In house Outsourced

Well-Positioned to Benefit from Industry Conditions Within the customer care market, APAC focuses on six high-growth industries with critical customer care needs Healthcare: benefits and eligibility, Medicare Part D enrollment, claims processing Financial Services: billing issue resolution, account inquiries Business Services: delivery issue resolution, member acquisition, claims processing Publishing: delivery, scheduling, billing issues, subscription collections Travel & Entertainment: reservation booking, cancellation, billing Communications: wireless tech support, product sales, customer retention, billing issue resolution Q206 breakdown of seats (1) Healthcare 41% Communications 14 Business Services 11 Publishing/Travel & Entertainment 10 Financial Services 5 (1) Excludes 19% available seat capacity

Well-Positioned to Benefit from Industry Conditions Our clients are financially strong industry leaders who: Place a premium on customer loyalty and retention Are characterized by complex service needs View APAC as critical to their business success For many, APAC is primary or sole service provider Offer potential for ‘lifetime’ client relationships Clients’ size, stability and scale create opportunities to cross-sell services and increase revenue per client Blue chip clients include UPS, Verizon, Citigroup and WellPoint APAC serves the right industries, the right clients, with the right applications

APAC’s Competitive Advantage Early entrant into Philippines 1st customer care provider to establish site in Alabang, Manila Opening 2,000 seat site in Old Manila Early mover advantage in healthcare vertical Dominant provider to publishing vertical Customized services and service excellence Superior technology capabilities Synchronize offering with clients’ IT infrastructure to support delivery of complex applications

APAC’s Competitive Advantage Management team from outside industry President/CEO Robert J. Keller IBM, D&B, Office Depot SVP/CFO George H. Hepburn E&W, Heller Financial, Caremark SVP, Sales and Mkg James M. McClenahan The Learning Company, Office Depot, Danka SVP, Operations David LaBonte USN, GE SVP/CIO Mark E. McDermott Waste Management SVP, Human Resources Karen R. Tulloch Sears SVP, General Counsel Pamela R. Schneider Sears

Growth Model Attacking opportunities in customer care market yet to be outsourced OPPORTUNITY STRATEGY ADVANTAGES Existing clients outsource more functions - APAC currently supports only 25% of existing clients’ customer care activities Expand assignments: - Multiple healthcare plans - Support added service functions - Multiple regions Stable client base: - Sell-through opportunities - Enhanced relationship “stickiness” - Source of referrals Companies in under-penetrated verticals outsource customer care services Acquire new clients in targeted verticals Strong upside potential in healthcare and publishing Proven expertise in healthcare vertical Dominant position in publishing vertical

Shifting to Higher-Margin Business Model Successfully repositioned APAC in July 2005 by: Exiting outbound customer acquisition business Exiting unprofitable client relationships Significantly reducing SG&A Closing underutilized domestic centers Adding international capacity

Shifting to Higher Margin Business Model Optimizing domestic capacity Reduced 16 centers to 8 (one client-owned) Downsized to 4,400 seats Adding atHOME™ Service option All applicable targeted verticals participating in APAC’s virtual staffing solution To reach 200+ seats by year-end Accelerating international capacity (Manila, Philippines) 1,200+ seat center fully operational 425 seat center opened in June 2006 2,000 seat center under construction Leveraging Multiple Flexible Platforms

Revenue from strategic business has been increasing Excluding exited business, quarterly revenue grew 26% YOY in Q206 Shifting to Higher-Margin Business Model Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Strategic/Ongoing Business $46.3 $47.3 $57.6 $59.8 $58.2 Exited Business $11.9 $9.0 $2.1 $0.9 $0.0 Total APAC Revenue $58.2 $56.3 $59.7 $60.7 $58.2

15 Business Model Assumptions Shifting to Higher-Margin Business Model End of Period Seat Count Actual Actual Estimate Estimate Domestic Q2 2005 Q2 2006 Q4 2006 YE 2007 Domestic - At Site 6,110 5,119 4,400 4,400 Domestic - at Home TM N/M 44 200 400 Domestic - Subtotal 6,110 5,163 4,600 4,800 Offshore Site 1 1,219 1,219 1,219 1,219 Site 2 200 425 425 Site 3 500 2,000 Offshore - Subtotal 1,219 1,419 2,144 3,644 Total Seats 7,329 6,582 6,744 8,444

Shifting to Higher-Margin Business Model Note: Offshore margins are approx. 50% greater than domestic margins Business Model Assumptions Annualized Revenue Per Average Seat ($000s) Actual Actual Estimate Q2 2005 Q2 2006 Q4 2006 Domestic $36.0 $38.7 $41 - $43 Offshore $14.4 $20.4 $18 - $20 Total $33.3 $35.1 $34 - $36 Gross Profit Margin Actual Actual Estimate Q2 2005 Q2 2006 Q4 2006 Gross Profit % 4.9% 12.5% 15% - 17%

EBITDA plus restructuring and other charges and asset impairment charges See the Appendix for information on and reconciliation of Non-GAAP Financial Measures $9.1 Mil $ 7.9 Mil SG&A (1) 4.9% 12.5% Gross Profit Percent $ (.10) $ (.02) EPS $ (3.2) Mil $46.3 Mil $ 58.2Mil Q205 Results $ 2.4Mil Adjusted EBITDA (1) (2)$58.2 Mil $ 58.2 Mil Q206 Results “Strategic” Revenue Total Revenue Q206 Results Continue to Demonstrate Solid Progress 17 Gross profit margins improved 760 basis points Adjusted EBITDA improved by $5.6 million Q206 trailing 12-month adjusted EBITDA improved to $9.5 million from $(4.2) million in Q205

Balance Sheet Highlights ($Mils) (1) Capital Expenditures exclude reimbursement amounts of $2.1 million in Q206 and $1.1 million in Q106 for Green Bay, WI facility. Q2 2006 Q1 2006 Net Cash/(Debt) ($13.5) ($9.4) Excess Availability $7.1 $10.8 Equity $51.0 $51.5 DSO (Days) 65 59 Capital Expenditures (1) $3.8 $0.9

Summary of Key Strategic Initiatives Expand offshore and right size domestic capacity Target optimal client base Convert strong pipeline of new business opportunities into sales revenue Opportunities range from several hundred to several thousand seats Two significant pieces of business recently awarded Enhance ability to attract and retain best customer service representatives Implement industry-leading operational processes and auditable standards of performance On track to achieve revenue forecast of $230 million in 2006 and profitability for 4Q06

APPENDIX

Appendix – Non-GAAP Financial Measures To supplement our condensed consolidated financial statements presented in accordance with accounting principles generally accepted in the United States (GAAP), we use the following measures defined as non-GAAP financial measures by the SEC: EBITDA, and adjusted EBITDA. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for the financial information presented in accordance with GAAP. The items excluded from these non-GAAP financial measures are significant components of our financial statements and must be considered so in performing a comprehensive analysis of our overall financial results. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our core business operating results. We believe management, investors and lenders benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate internal comparisons to our historical performance and liquidity. We believe that these non-GAAP financial measures are useful to investors in allowing for greater transparency with respect to supplemental information used by us in our financial and operational decision making. We expect to use consistent methods for computation of non-GAAP financial measures. Our calculations of non-GAAP financial measures may not be consistent with calculations of similar measures used by other companies. The accompanying tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliations between these financial measures. Additional information on these non-GAAP financial measures can be found in Item 7 of Part II of our Annual Report on Form 10-K for the year ended January 1, 2006 and in the Company’s Quarterly Reports on Form 10-Q for the quarters ended April 2, 2006 and July 2, 2006.

APAC Customer Services, Inc.

Appendix – Non-GAAP Financial Measures ($000's)

We operate on 13 week fiscal quarters, except for Q4 2004, which was a 14 week quarter.

We define EBITDA as net income (loss) plus the provision (benefit) for income taxes, depreciation and amortization, and interest expense. We define adjusted EBITDA as EBITDA plus restructuring and other charges and asset impairment charges. We use EBITDA and adjusted EBITDA, in addition to operating income and cash flows from operating activities, to assess our liquidity and performance and believe that EBITDA and adjusted EBITDA are of interest to our investors to be able to evaluate our financial results using the same measures we use.

EBITDA and adjusted EBITDA do not represent funds available for our discretionary use and are not intended to represent or to be used as a substitute for net income (loss) or cash flow from operations data as measured in accordance with GAAP. The items excluded from EBITDA and adjusted EBITDA are significant components of our statements of operations and must be considered in performing a comprehensive assessment of our overall financial results.

EBITDA and adjusted EBITDA can be reconciled to net income (loss), which we believe to be the most directly comparable financial measure calculated and presented in accordance with GAAP, as follows:

	Q3 04	Q4 04	Q1 05	Q2 05	12 Month Trailing Q2 05	Q3 05	Q4 05	Q1 06	Q2 06	12 Month Trailing Q2 06
Net Loss	($2,278)	($1,804)	($2,382)	($5,013)	($11,477)	($13,507)	($1,496)	($741)	($793)	($16,537)
Interest Expense	$140	$189	$222	$479	$1,030	$305	$402	$456	$442	$1,605
Provision for Income Taxes	($1,397)	($1,245)	($1,238)	($2,715)	($6,595)	($1,757)	($3,450)	($88)	($688)	($5,983)
Depreciation and Amortization	$2,704	$2,928	$2,871	$3,079	$11,582	$3,104	$3,064	$3,015	$3,030	$12,213
EBITDA	($831)	$68	($527)	($4,170)	($5,460)	($11,855)	($1,480)	$2,642	$1,991	($8,702)
Restructuring and Other Charges (Benefits)	$159	($136)	$277	$860	$1,160	$2,074	$5,005	($13)	$384	$7,450
Asset Impairment Charges	$0	$0	$0	$124	$124	$10,762	$0	$0	$0	$10,762
Adjusted EBITDA	**($672)**	**($68)**	**($250)**	**($3,186)**	**($4,176)**	**$981**	**$3,525**	**$2,629**	**$2,375**	**$9,510**

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